Exhibit 10.6

THIRD AMENDMENT CLOSING FEE LETTER

July 17, 2017

ZAGG Inc

910 W. Legacy Center Way

Suite 500

Midvale, UT 84047

Attention: Bradley J. Holiday, Chief Financial Officer

Ladies and Gentlemen:

Reference is made to the Credit and Security Agreement, dated as of the 3rd day of March, 2016, among ZAGG Inc, a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (together with their respective successors and assigns, collectively, the “Lenders” and, individually, each a “Lender”) and KeyBank National Association, as the administrative agent for the Lenders (the “Administrative Agent”) (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”). Reference is also made to that certain Third Amendment Agreement, dated as of July 17, 2017, among the Borrower, the Administrative Agent and the Lenders (the “Third Amendment”).

Terms used in this Third Amendment Closing Fee Letter (this “Letter”) not otherwise defined herein shall be defined as set forth in the Credit Agreement. This Letter confirms the closing fee arrangement among the Borrower, the Administrative Agent and the Lenders in connection with the Third Amendment. On the Third Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent, for distribution to each of the Lenders, the closing fees set forth on Exhibit A through Exhibit C hereto.

This Letter may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

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This Letter is the Third Amendment Closing Fee Letter referenced in the Third Amendment. This Letter shall be binding upon and inure to the benefit of the Borrower and the Administrative Agent and their respective successors and assigns. This Letter is a Loan Document as defined in the Credit Agreement.

The rights and obligations of all of the parties hereto shall be governed by the laws of the State of New York.

Sincerely yours,

KEYBANK NATIONAL ASSOCIATION as the Administrative Agent

By:	/s/ MICHAEL GUTIA
Michael Gutia
Vice President

The undersigned agrees to the terms hereof and agrees to be bound thereby.

ZAGG INC

By:	/s/ RANDALL L. HALES
Randall L. Hales
President

Signature Page to

Third Amendment Closing Fee Letter

EXHIBIT A

CLOSING FEES

Lender	Upfront Fee	Amendment Fee
KeyBank National Association	$23,636.36	$10,000.00

E-1

EXHIBIT B

CLOSING FEES

Lender	Upfront Fee	Amendment Fee
Zions Bank	$20,681.82	$10,000.00

E-2

EXHIBIT C

CLOSING FEES

Lender	Upfront Fee	Amendment Fee
JPMorgan Chase Bank, N.A.	$20,681.82	$10,000.00

E-3